Exhibit 10.45
2009 AMENDMENT TO
STOCK GRANT AGREEMENT
     This 2009 Amendment (the “Amendment”) is entered into effective December 31, 2009, and amends the Stock Grant Agreement dated as of October 1, 2003 (the “Grant Agreement”) between Peabody Energy Corporation (the “Company”) and Gregory H. Boyce (the “Grantee”).
RECITALS
      WHEREAS, the Board of Directors of the Company deems it appropriate and in the best interests of the Company and the Grantee to amend the Grant Agreement as described herein, effective on the date set forth above;
     NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING, the parties hereby agree as follows:
     1. Section 1.3 of the Grant Agreement, which defines “Cause,” is revised to read in its entirety as follows:
Section 1.3 — “Cause” shall mean “Cause” as defined in Grantee’s employment agreement with the Company.
     2. Section 1.8 of the Grant Agreement, which defines “Good Reason,” is revised to read in its entirety as follows:
Section 1.8 — “Good Reason” shall mean “Good Reason” as defined in Grantee’s employment agreement with the Company.
     3. Section 3.3 of the Grant Agreement, which sets forth the vesting conditions for the award, is revised so the first sentence reads as follows:
Unless otherwise provided in this Agreement, the Company Stock shall become vested and nonforfeitable on December 31, 2010.
     4. Section 3.3(f) of the Grant Agreement is revised to read in its entirety as follows:
     (f) In the event that Grantee’s employment with the Company is terminated for any other reason, all unvested Company Stock previously granted to Grantee shall be immediately forfeited unless otherwise provided in Grantee’s employment agreement with the Company in effect on the date of his employment termination.
     5. In all other respects, the Grant Agreement shall remain unchanged and in full force and effect.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto on the date first set forth above.

PEABODY ENERGY CORPORATION

By: Name:	/s/ W. A. Coley W. A. Coley
Its:	Chair, Compensation Committee

/s/ G. H. Boyce
GREGORY H. BOYCE

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